Investor Presentation March 27, 2014 Exhibit 99.3

Disclaimer
This presentation may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. All statements other than historical facts included in this presentation may be forward-looking. Generally, the words “will,” “may,” “believes,”
“expects,” “forecasts,” “intends,” “anticipates,” “projects,” “plans,” “seeks,” and similar expressions are intended to identify forward-looking statements, which are not historical in nature.
Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results, performance or achievements to differ significantly from IBP’s historical results or those implied in forward-looking statements. You should not place undue reliance on forward-looking statements as a prediction of actual results. IBP expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. For a discussion concerning risk factors and further information, please refer to our filings with the SEC.
This presentation includes certain non-GAAP financial measures, including EBITDA and adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the
Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.
2 Investor Presentation

The second largest  new residential insulation installer in the US with over
100 locations serving 46 states
Evolution into an Industry Leader
3
Service area covers more than 50% of total permits issued vs. 24% in 2005 with a #1 or #2 position in greater than half of the markets served
Note: Shaded states are where we have a physical presence. Some dots represent multiple locations
1 Based on internal estimates
2 Based on permits issued in those markets
Investor Presentation

2013 Product & End Markets
Garage Doors Rain Gutters Closets & Shelving Shower Doors & Mirrors Insulation

Net Revenue by Product – FY 2013
Focused insulation installation offering, coupled with complementary products for end markets having significant cyclical upside
Net Revenue by End Market – FY 2013
Investor Presentation
Insulation
74%
Garage
Doors
8%
Shower
Doors,
Shelving,
and Mirrors
6%
Rain
Gutters
6%
Other
Building
Products
6%
New Single-
Family
73%
Commercial
11%
Repair &
Remodel
10%
New Multi -
Family
6%

Benefits of a Unique Value Chain Structure
Scale provides a direct link between manufacturers and builders through a streamlined value chain
Insulation Manufacturer
Purchasing, Logistics,
Installation
Finished Home
Insulation Value Chain Typical Value Chain
Distributor
Contractor
Wholesaler or Retailer
Finished Home
Building Products Manufacturer

Investor Presentation

Critical Position in an Attractive Industry
Primary link between a concentrated manufacturer base and a highly fragmented customer base
6
North America Insulation
Manufacturers (2012)
Value to suppliers:
Strong relationships with the largest
manufacturers
Accounts for a meaningful portion of
supplier insulation volume
National scale allows manufacturers to
better plan production schedules
Value to customers:
Full service capabilities eliminate “nuisance”
work for customers
Timely delivery and quality installation of
products ensures projects remain on
schedule
Institutional knowledge of local building
codes and standards
1 Wall Street research estimates for fiberglass insulation
2 Builder Magazine’s 2012 Builder 100 list, based on the total number of home closings
Source: Wall Street Research, US Census Bureau, BuilderOnline.com
Owens Corning
CertainTeed
John Mansville
Investor Presentation
Top 3
D.R. Horton
3%
Pulte Group
3%
Lennar
2%
NVR
1%
KB Homes
1%
Other Top 100
16%
Other
74%
1
Homebuilders by
Closings (2012)
2
Other

Strong Supplier and Customer Relationships

Sells to diverse set of national, regional and
custom builders with little concentration
End-to-end product and service solution adds
value to customers
Additionally provides expertise in local building
codes and national market trends
Key strategic relationships with manufacturers and an attractive, diversified customer base
Predominately purchases materials direct from
manufacturers
National scale and long-term relationships
enable Company to negotiate attractive pricing
Receives a consistent supply of product from a
stable manufacturing base
Key Strategic Suppliers Diversified Customer Base
Investor Presentation
•
•
•
•
•
•

•
Maintains local trade names and existing management, strengthening the relationship between the Company and its customers
•
Business is primarily won or lost at the local level
Local Market Leadership with National Scale
8
is served by 11 different IBP branches across 15 markets
Leading market positions serviced through local trade names
Local IBP trade names
Investor Presentation

Experienced and Focused Management Team

Strong operational focus and proven understanding of the industry
•
Field management structure is comprised of deeply experienced managers at all levels
•
Team has effectively managed through several housing cycles, established a proven acquisition strategy, and gained market share
•
Senior management aligned with investors due to meaningful equity ownership in IBP
Position Average Tenure
Sales staff
10+ years with IBP
Branch managers
10+ years with IBP
Regional presidents
10+ years with IBP
20+ years in the industry (each)
Senior management team
10+ years with IBP
20+ years in the industry
Investor Presentation

Multiple Ways to Drive Growth and Profitability

Investor Presentation
1
2
Capitalize on New Home Construction Market Recovery
– Total housing starts forecasted to increase at 19% CAGR from 2013 to 2015E
Pursue Value Enhancing Strategic Acquisitions
– Attractive opportunities in fragmented market of independent contractors
Continue to Strengthen Market Share Position
– Same branch sales grew by 30% y-o-y in 2013
– US housing completions grew 18% in 2013
Maximize Benefits from Industry Trends
– Enhanced energy efficiency requirements (IECC)
– A return to historic single-family to multi-family mix
Extract Additional Value from Operating Leverage and National Scale
– Demonstrated scale economies in Selling and Administrative expense and indirect operating costs, with Selling and Administrative expense as a % of net revenue decreasing 260 bps y-o-y for fiscal 2013
1
2
Per Blue Chip consensus housing starts forecast
Adjusting for one-off items: legal settlements, and non-cash compensation expense

US Housing Improving From Cyclical Lows
•
Approximately 80% of net revenue directly tied to US residential new construction
•
Strong competitive and geographic positions
11
1 Total housing starts averaged from 1968 to 2006
Source: US Census Bureau, Blue Chip consensus housing starts forecast
Total US housing starts forecasted to increase at a 19% CAGR from 2013 to 2015E
Average Historical Starts =
~1.6mm
Investor Presentation
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
927
1,100
1,300
-
500
1,000
1,500
2,000
2,500
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
1

Note: Market share of new residential construction based on internal estimates
Source: Management, Completions from US Census Bureau
Proven Ability to Drive Growth and Gain Market Share
•
Second largest insulation installer for residential new
construction in the US
•
Our service area covers 55% of permits issued up from
24% in 2005 in the markets we serve
•
Market share gains driven by:
– Successful acquisition and integration of local
installation operations
– Quality customer service
– Cross-selling complementary installation services
– Adoption of more energy efficient building codes
Net Revenue / US Completions ($/US Completions)
Track record of increasing net revenue per US completion every year since 2005
12
2005 Market Share
Market Share Today
Investor Presentation
IBP
5%
Others
95%
IBP
16%
Others
84%
$165
$177
$243
$274
$292
$342
$408
$464
$565
2005 2006 2007 2008 2009 2010 2011 2012 2013
$0
$120
$240
$360
$480
$600

Demonstrated Track Record of Successful Acquisitions
90+ successfully integrated acquisitions
13
• Key components of the acquisition strategy include:
– Ability to realize synergies within scalable infrastructure
– Targeting profitable markets
– Acquiring operations with strong reputation and customer base
– Maintaining local trade name and existing management team
• Corporate support allows more focus on customer service
• Senior management team has been directing the Company’s acquisition strategy for 10+ years
Investor Presentation
Prior to 2003 2003 - 2007 2008 - 2010 2011 - 2014
Developing Expansion
Downturn
Recovery
21
54
5

Clear Strategy for Value Enhancing Acquisitions
Selective
Criteria
Geographic expansion or existing
market tuck-in
Local brand strength
High caliber local management and
labor force
Successful
Integration
Acquired and successfully integrated
over 90 acquisitions
Structured integration process in place
Dedicated corporate team assigned to
oversee integration
Achieve
Synergies
Apply national insulation buying power
Leverage national contracts with large
homebuilders
Value enhancing technology “JobCore”
Corporate administrative support
Fragmented industry allows for geographic expansion through sizable acquisitions and strengthening of existing branches via smaller tuck-ins
14
Key Areas of Opportunity
Extensive pool of potential acquisition targets with
1,000+ independent insulation contractors across the US
Additional large-market entry opportunities (IBP currently
covers 35 of the top 50 MSA’s
1
)
Significant acquisition potential in attractive secondary
markets
Proven Model for Acquisitions
IBP branches
1 MSA, or Metropolitan Statistical Area, is an area that generally consists of at least one urbanized area of 50,000 or more inhabitants, plus adjacent territory that has a high degree of social and economic integration with the core area as measured by commuting ties
Investor Presentation

Strong Top-Line Momentum

Note: Historical revenue figures not pro forma for acquisitions
Investor Presentation
% growth  9.9% 4.2% (16.0%) (24.4%) (3.9%) 7.0% 26.3% 43.4%
US Completions 1,979 1,503 1,120 794 652 585 649 765
% growth  2.5% (24.1%) (25.5%) (29.1%) (18.0%) (10.3%) 11.0% 17.9%
% growth 7.3% 37.3% 12.8% 6.6% 17.1% 19.3% 13.7% 21.7%
Net Rev/Compl. $177 $243 $274 $292 $342 $408 $464 $ 565

Gross Profit
Selling and Administrative
Adjusted EBITDA Working Capital
Improving Financial Performance
$ in millions % of net revenue
Investor Presentation
1 Selling and Administrative adjusted for items: 2013 legal settlement of $1.4 million and 2012 non-cash stock compensation of $4.7 million, included in the adjusted EBITDA reconciliation in the Appendix
2
$57
$74
$110
24.0%
24.6%
25.4%
20.0%
22.5%
25.0%
27.5%
30.0%
$0
$25
$50
$75
$100
$125
2011 2012 2013
$64
$71
$91
26.9%
23.7%
21.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
$0
$25
$50
$75
$100
$125
2011 2012 2013
($7)
$6
$26
(2.8%)
2.1%
5.9%
(5.0%)
0.0%
5.0%
10.0%
15.0%
($10)
($5)
$0
$5
$10
$15
$20
$25
$30
2011 2012 2013
$18
$23
$34
7.7%
7.6%
7.8%
5.0%
6.0%
7.0%
8.0%
9.0%
$0
$10
$20
$30
$40
$50
2011 2012 2013
Adjusted EBITDA is a non-GAAP financial measure.  A reconciliation to the most comparable measure prepared in accordance with GAAP is included in the Appendix
1
2

Financial Results

($ in millions)
2011 2012 2013
Completions (000's) 585 649 765
Net Revenue $238 $301 $432
% Growth 7.0% 26.3% 43.4%
Net Revenue/US Completions $408 $464 $565
COGS 181 227 322
% of Net Revenue 76.0% 75.4% 74.6%
Gross Profit 57 74 110
% Margin 24.0% 24.6% 25.4%
Selling and Administrative 64 71 91
% of Net Revenue 26.9% 23.7% 21.1%
Adjusted EBITDA ($6.6) $6.2 $25.5
% of Net Revenue (2.8%) 2.1% 5.9%
Net Capex (1) (3) (3)
% of Net Revenue (0.4%) (1.0%) (0.6%)
Same Branch Sales Growth 6.8% 20.5% 29.6%
Selling and Administrative adjusted for items: 2013 legal settlement of $1.4 million and 2012 non-cash stock compensation of $4.7 million, included in the adjusted EBITDA reconciliation in the Appendix
Adjusted EBITDA is a non-GAAP financial measure. A reconciliation to the most comparable measure prepared in accordance with GAAP is included in the Appendix
Net capex excludes capital leases of $4.5 million, $12.2 million, and $22.3 million as of December 31, 2011 and 2012 and 2013, respectively.
Investor Presentation
1
2
3
1
2
3

Appendix

EBITDA and adjusted EBITDA Reconciliation

($ in millions)
2011 2012 2013
Net (loss) income
($9.0) ($1.9) $6.4
Interest expense 2.0 2.3
1.4 0.6 4.2
Depreciation and amortization 9.1 7.9 11.6
EBITDA $8.5 $8.5 $24.1
Gain on extinguishment of debt (18.5) -- --
Recapitalization transaction fees 2.7 -- --
Legal settlement
-- (7.0) 1.4
0.8 4.7 --
Adjusted EBITDA ($6.6) $6.2 $25.5
1 Consists of interest expense of $3.7 on debt and related-party interest of $3.3. The related-party interest was forgiven in connection with the Recapitalization
2 Excludes income taxes related to discontinued operations
3 Represents the gain recorded in the 2011 Consolidated Statement of Operations related to the extinguishment of certain first lien senior secured indebtedness in connection with the Recapitalization
4 Represents expenses related to the Recapitalization
5 Represents the settlement in 2012 of a class action lawsuit in which IBP was one of the plaintiffs. The lawsuit related to excess material prices being charged by certain manufacturers.  Also included in this line are settlement expenses related to two lawsuits against us that were settled in January 2014
6 In 2010, IBP Management Holdings, LLC and, in 2011, IBP Investment Holdings, LLC issued awards of their equity interests to certain employees. Certain of these employees were granted rights to put such equity awards during a limited period to Jeff Edwards. Accounting guidance requires that the compensation associated with these equity awards be pushed down to IBP and recorded as non-cash compensation expense
Investor Presentation
3
4
5
7.0
1
Provision for income taxes
2
Non-cash stock compensation
6

IBP Management

Jeffrey Edwards
Chairman, President &
CEO
•
Joined the Company in 1995
•
Over 25 years of experience in the building supply and homebuilding industry
Michael Miller
Executive VP &
Chief Financial Officer
•
Joined the Company in 2000
•
Previously served as Senior Vice President/Managing Director responsible for
Corporate Investment Banking at Huntington Capital Corp.
Jay Elliott
Chief Operating
Officer
•
Joined the Company in 2002
•
Previously served in several roles in new business development, market management, and corporate strategic planning at Owens Corning
Jeff Hire
President of External
Affairs
•
Joined the Company in 2008
•
Previously served in numerous management positions at Owens Corning from
1978 to 2008, including General Manager of the Insulation Contractor Segment
of the Residential Insulation Division
Investor Presentation